Exhibit 24

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       KATHRYN A. BRAUN
                                       -----------------------------------
                                       Kathyrn A. Braun

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       FREDERICK W. BUCKMAN
                                       -----------------------------------
                                       Frederick W. Buckman

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       C. TODD CONOVER
                                       -----------------------------------
                                       C. Todd Conover

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       RICHARD C. EDGLEY
                                       -----------------------------------
                                       Richard C. Edgley

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       NOLAN E. KARRAS
                                       -----------------------------------
                                       Nolan E. Karras

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       KEITH R. MCKENNON
                                       -----------------------------------
                                       Keith R. McKennon

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       ROBERT G. MILLER
                                       -----------------------------------
                                       Robert G. Miller

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       VERL R. TOPHAM
                                       -----------------------------------
                                       Verl R. Topham

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       DON M. WHEELER
                                       -----------------------------------
                                       Don M. Wheeler

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       NANCY WILGENBUSCH
                                       -----------------------------------
                                       Nancy Wilgenbusch

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       PETER I. WOLD
                                       -----------------------------------
                                       Peter I. Wold

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $250,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: May 8, 1996.


                                       RICHARD T. O'BRIEN
                                       -----------------------------------
                                       Richard T. O'Brien